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                                   EXHIBIT 10

                               POWERS OF ATTORNEY
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                                POWER OF ATTORNEY



         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                       Dated:     1/06/2000
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                                              /s/ Christel DeHann
                                             --------------------------------
                                                  Christel DeHann




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                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Wacker and William R. Brown, and each of them her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any Amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof

                                        Dated:    4/13/2000
                                             --------------------------------

                                              /s/ Constance E. Lund
                                             --------------------------------
                                                  Constance E. Lund